                                                                    EXHIBIT 10.2


                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

               This Registration Rights Agreement (this "Agreement") is made and entered into as of May 24, 2001, among Lynx Therapeutics, Inc., a Delaware corporation (the "Company"), and the investors signatory hereto (each such investor is a "Purchaser" and all such investors are, collectively, the "Purchasers").

               This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase Agreement").

               The Company and the Purchasers hereby agree as follows:

        1.     Definitions

               Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

               "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

               "Business Day" shall have the meaning set forth in the Purchase Agreement.

               "Closing Date" shall have the meaning set forth in the Purchase Agreement.

               "Commission" means the Securities and Exchange Commission.

               "Common Stock" means the Company's common stock, $.01 par value, or such securities in to which that such stock shall hereafter be reclassified.

               "Effectiveness Date" means with respect to the Registration Statement required to be filed hereunder, the 120th day following the date hereof.

               "Effectiveness Period" shall have the meaning set forth in
Section 2(a).

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.


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               "Filing Date" means with respect to the Shares and the Warrants, the 30th day following the date hereof.

               "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

               "Indemnified Party" shall have the meaning set forth in Section 5(c).

               "Indemnifying Party" shall have the meaning set forth in Section 5(c).

               "Losses" shall have the meaning set forth in Section 5(a).

               "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

               "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

               "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

               "Registrable Securities" means (i) the Shares, and (ii) the shares of Common Stock issuable upon exercise in full of the Warrants; provided, however, that Registrable Securities shall cease to be Registrable Securities when (A) such shares of Common Stock have been disposed of in accordance with the Registration Statement or (B) such shares of Common Stock have been transferred pursuant to Rule 144 under the Securities Act.

               "Registration Statement" means the registration statement contemplated by Section 3(c), including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.




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               "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

               "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

               "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

               "Shares" means the shares of Common Stock issued to the Purchasers pursuant to the Purchase Agreement.

               "Special Counsel" means one special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to Section 4.

               "Warrants" means the Warrants issued to the Purchasers pursuant to the Purchase Agreement.

        2.     Shelf Registration

               (a) On or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form) and shall contain (except if otherwise directed by the Holders) the "Plan of Distribution" attached hereto as Annex A. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) (the "Effectiveness Period").

               (b) The Registration Statement to be filed hereunder shall include (but not be limited to) a number of shares of Common Stock equal to no less than the sum of (i) the Shares issued to the Purchaser on the Closing Date and (ii) the number of shares of Common Stock issuable upon exercise in full of the Warrants.

               (c) If: (a) the Registration Statement is not filed on or prior to its Filing Date (if the Company files such Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (a)), or (b) the Company fails to file with the Commission a


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request for acceleration in accordance with Rule 461 promulgated under the
Securities Act, within five days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be "reviewed," or not subject to further review, or (c) the Registration Statement filed hereunder is not declared effective by the Commission on or prior to the Effectiveness Date, or (d) after the Registration Statement is filed with and declared effective by the Commission, such Registration Statement ceases to be effective as to all Registrable Securities to which it is required to relate at any time prior to the expiration of the Effectiveness Period without being succeeded within ten Business Days by an amendment to such Registration Statement or by a subsequent Registration Statement filed with and declared effective by the Commission, or (e) the exercise rights of the Holders pursuant to the Warrants are suspended for any reason, or (f) an amendment to a Registration Statement is not filed by the Company with the Commission within ten Business Days of the Commission's notifying the Company that such amendment is required in order for such Registration Statement to be declared effective (any such failure or breach being referred to as an "Event," and for purposes of clauses (a), (c), (e) the date on which such Event occurs, or for purposes of clause (b) the date on which such five day period is exceeded, or for purposes of clauses (d) and (f) the date which such ten Business Day-period is exceeded, being referred to as "Event Date"), then, on each such Event Date and every monthly anniversary thereof until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 2.0% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event.

      (d) Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the Holders a certificate signed by the President or Chief Financial Officer of the Company stating that the Board of Directors of the Company has made the good faith determination (i) that continued use by the Holders of the Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require under the Securities Act premature disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning a proposed material transaction involving the Company, (ii) that such premature disclosure would be materially adverse to the Company or would make the successful consummation by the Company of any such material transaction significantly less likely and (iii) that it is therefore essential to suspend the use by the Holders of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, then the right of the Holders to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 15 days after delivery by the Company of the certificate referred to above in this Section 2(d). No more than two Suspension Periods may occur in any 12-month period. A Suspension Period shall not commence until the tenth Trading Day following the expiration of a Suspension Period. The period of any such suspension of the


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Registration Statement shall be added to the Effectiveness Period and
Effectiveness Date. During the Suspension Period, none of the Holders of Registrable Securities shall offer or sell any Registrable Securities pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto).

               (e) Each Holder of Registrable Securities agrees to furnish to the Company with information reasonably requested for the preparation of the Registration Statement.

        3.     Registration Procedures

               In connection with the Company's registration obligations hereunder, the Company shall:

               (a) Not less than five Business Days prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders and their Special Counsel copies of all such documents proposed to be filed (other than those incorporated or deemed to be incorporated by reference), which documents will be subject to the review of such Holders and their Special Counsel (all comments, if any, to be delivered to the Company in writing from the Special Counsel on behalf of all the Purchasers), and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities and their Special Counsel shall reasonably object, provided, the Company is notified of such objection no later than three Business Days after the Holders have been so furnished copies of such documents. The parties agree that if the Holders or the Special Counsel shall fail to provide comments to the Company or their counsel to a proposed Registration Statement by the expiration of the third Business Day following the date on which they received the same for review, then a number of days equal to the number of Business Days in excess of such periods shall be added to the definitions of Filing Date and Effectiveness Date for purposes of Section 2(c) hereof.

                (b) Subject to Section 2(d), (i) prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv)


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comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

               (c) Subject to Section 2(d), notify the Holders of Registrable Securities to be sold and their Special Counsel as promptly as reasonably possible (and, in the case of (i)(A) below, not less than five Business Days prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than two Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to the Special Counsel on behalf of the Purchasers); and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (d) Promptly deliver to each Holder and the Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to Section 2(d), the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

               (e) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period


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and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, that the Company shall not be required to qualify generally to do business or consent to service of process in any jurisdiction where it is not now so qualified or has not so consented or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

               (f) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request.

               (g) Upon the occurrence of any event contemplated by Section 3(c)(vi), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               (h) Comply with all applicable rules and regulations of the Commission.

        4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the stock market or trading facility on which the Common Stock is then listed for trading, and (B) in compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the Holders),
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and up to $7,500 for the Special Counsel for the Holders and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.




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        5.     Indemnification

               (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers and directors of each of them, the agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them authorized and acting on the Holder's behalf, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys' fees) and reasonable expenses (collectively, "Losses"), as incurred, to the extent such Losses arise out of or relate to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arise out of or relate to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder or the Special Counsel expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder or the Special Counsel expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(d)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

               (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or relating to any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent that such untrue statement or omission was made in reliance upon and conformity with written information furnished by such Holder or the Special Counsel to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (1) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder or the Special Counsel expressly for use therein, or to


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the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved by such Holder or the Special Counsel expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (2) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

               (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses reasonably incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

               An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

              All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party


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(regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

               (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to, or insufficient to hold harmless, an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

               The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), (i) no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.




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        6.     Miscellaneous

               (a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least a majority of the Registrable Securities then outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities then outstanding to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

               (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

                (c) No Piggyback on Registrations. Except as and to the extent specified in Schedule 6(b) hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

               (d) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

               (e) Piggy-Back Registrations. Except during Suspension Periods as set forth in Section 2(d), if at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Holder written notice of such determination and, if within 15 days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such holder requests to be registered.

               (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and


                                      41.

effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:


        If to the Company:              Lynx Therapeutics, Inc.
                                        25861 Industrial Boulevard
                                        Hayward, CA 94545
                                        Facsimile No.: (510) 670-9302
                                        Attn: Chief Financial Officer

        With a copy to:                 Cooley Godward LLP
                                        Five Palo Alto Square
                                        3000 El Camino Real
                                        Palo Alto, CA  94306
                                        Facsimile No.: (650) 849-7400
                                        Attn: James Kitch, Esq.

        If to a Purchaser:              To the address set forth
                                        under such Purchaser's name on the
                                        signature pages hereto.

        If to any other Person who is then the registered Holder:

                                        To the address of such Holder as it
                                        appears in the stock transfer
                                        books of the Company

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

               (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

               (i) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding


                                      42.

obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

               (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

               (k) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

               (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

               (m) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               (n) Independent Nature of Purchasers' Obligations and Rights.
The obligations of each Purchaser hereunder is several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any


                                      43.

way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                           SIGNATURE PAGES TO FOLLOW]




                                      44.

               IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                             LYNX THERAPEUTICS, INC.



                             By:    /s/ Edward C. Albini
                                    ---------------------------
                             Name:   Edward C. Albini
                             Title:  Chief Financial Officer






                                [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGES OF PURCHASER TO FOLLOW]

                             HBK MASTER FUND L.P.
                             By:    HBK Investments L.P.
                                    Investment Advisor


                             By:    /s/ Kevin O'Neil
                                    ---------------------------
                             Name:  Kevin O'Neil
                             Title: Authorized Signatory


                             Address for Notice:

                             300 Crescent Court, Suite 700
                             Dallas, Texas 75201
                             Facsimile No.: 214-758-1207
                             Telephone No.: 214-758-6107
                             Attn:   Jeff Estes and General Counsel

                             With a copy to:
                             Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 and (212) 541-1432
                             Attn:  Eric L. Cohen, Esq.

                             FIRST INVESTORS HOLDING CO., INC.



                             By:  /s/ Kenneth L. Henderson
                                    ---------------------------
                                  Kenneth L. Henderson
                                  Attorney-in-Fact


                             Address for Notice:

                             c/o Cavallo Capital Corp.
                             660 Madison Avenue, 18th Floor
                             New York, NY 10021
                             Tel.: (212) 651-9000
                             Fax: (212) 651-9010
                             Attn: Avi Vigder

                             With copies to:

                             Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.:  (212) 541-4630 and (212) 541-1432
                             Attn: Eric L. Cohen, Esq.

                             HALIFAX FUND, LP



                             By:    /s/ Maurice Hryshko
                                    ---------------------------
                             Name:  Maurice Hryshko
                             Title: Counsel, The Palladin Group, LP
                             Investment Advisor to Halifax Fund, LP


                             Address for Notice:

                             c/o Palladin Group LP
                             195 Maplewood Ave.
                             Maplewood, New Jersey 07040
                             Facsimile: (973) 313-6495
                             Attention: Maurice Hryshko, Esq.

                                    CRAIG C. TAYLOR

                                    /s/ Craig C. Taylor
                                    ---------------------------

                                    Address for Notice:

                                    c/o Alloy Ventures
                                    480 Cowper Avenue
                                    Palo Alto, CA 94301

                                    JAMES C. KITCH

                                    /s/ James C. Kitch
                                    ---------------------------


                                    Address for Notice:

                                    c/o Cooley Godward LLP
                                    5 Palo Alto Square
                                    3000 El Camino Real
                                    Palo Alto, CA 94306-2155

                                  FREDERICK D. BARON

                                  /s/ Frederick D. Baron
                                    ---------------------------

                                  Address for Notice:

                                  c/o Cooley Godward LLP
                                  5 Palo Alto Square
                                  3000 El Camino Real
                                  Palo Alto, CA 94306-2155

                                  MICHAEL TRAYNOR

                                  /s/ Michael Traynor
                                  ---------------------------



                                  Address for Notice:

                                  c/o Cooley Godward LLP
                                  One Maritime Plaza
                                  20th Floor
                                  San Francisco, CA 94111-3580